UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2020

Postal Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38903	83-2586114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of Principal Executive Offices, and Zip Code)

(516) 295-7820

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 10, 2020, Postal Realty LP, the operating partnership (the “Operating Partnership”) of Postal Realty Trust, Inc. (the “Company”), completed its previously announced acquisition (the “Acquisition”) of a portfolio of 22 properties excluding one property that is scheduled to close in the third quarter of 2020 (the “Property Portfolio”). Each of the properties in the Property Portfolio are currently leased to the United States Postal Service. The Property Portfolio comprises approximately 91,900 net leasable interior square feet and generates a weighted average rent of $15.60 per square foot. The Property Portfolio was previously owned by Sanddollar Investments, LLC, 3025 Wood Gate Road, Inc., Sand Pebble, LLC and Sandstone Development, LLC, none of whom are affiliated with the Company or its affiliates.

The aggregate purchase price of the 21 properties was $13.8 million. The Company funded the purchase with $5.6 million of cash and the issuance of 483,333 units of limited partnership interest in the Operating Partnership valued at $17.00 per unit.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Acquisition, on January 10, 2020, the Operating Partnership issued 483,333 units of limited partnership interest in the Operating Partnership valued at $17.00 per unit in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on January 13, 2020 announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Property Acquired

To the extent required by this item, historical financial statements for the Property Portfolio will be filed in an amendment to this current report on Form 8-K not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

To the extent required by this item, pro forma financial information relating to the acquisition of the Property Portfolio will be filed in an amendment to this current report on Form 8-K not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Postal Realty Trust, Inc., dated January 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTAL REALTY TRUST, INC.

Date: January 13, 2020	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President, Treasurer and Secretary

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